UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2022

FATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36076	65-1311552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Drive
San Diego, California		92131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 875-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2022, Fate Therapeutics, Inc. (“Fate”) and Ono Pharmaceutical Co., Ltd. (“Ono”) entered into a letter agreement (“Letter Agreement”) in connection with the Collaboration and Option Agreement between Fate and Ono dated September 14, 2018, as amended by a letter agreement dated December 4, 2020 and an amendment dated June 28, 2022 (the “Agreement”).

Pursuant to the Agreement, as amended by the Letter Agreement, Fate and Ono are conducting research for the joint development and commercialization of off-the-shelf iPSC-derived chimeric antigen receptor (CAR) NK cell and T-cell product candidates targeting two solid tumor antigens. The first solid tumor antigen program targets human epidermal growth factor receptor 2 (HER2) for which the companies are conducting preclinical development of an off-the-shelf, iPSC-derived CAR T-cell candidate (“Collaboration Candidate 2”). Fate has granted to Ono, during a specified period of time, an option to obtain an exclusive license under certain intellectual property rights to develop and commercialize Collaboration Candidate 2 in all territories of the world, with Fate retaining the option to co-develop and co-commercialize Collaboration Candidate 2 in the United States and Europe under a joint arrangement with Ono.

Pursuant to the Letter Agreement, both Fate and Ono exercised their respective options to Collaboration Candidate 2, and accordingly Ono is obligated to pay Fate an option exercise fee of $12.5 million under the Agreement.

The foregoing description of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 7, 2022, Fate issued a press release announcing its entry into the Letter Agreement with Ono. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated November 7, 2022, by and between Fate Therapeutics, Inc. and Ono Pharmaceutical Co., Ltd.
99.1	Press Release dated November 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATE THERAPEUTICS, INC.

Date:	November 7, 2022	By:	/s/ J. Scott Wolchko
J. Scott Wolchko President and Chief Executive Officer